SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 18, 2002

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                        1-3480                   41-0423660
(State of Incorporation)            (Commission              (IRS Employer
                                    File Number)             Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                          P.O. Box 5650 Bismarck, North
                                Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900


         (Former name or former address, if changed since last report.)


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                                                          4
Item 7.  Financial Statements and Exhibits.


         (c)  Exhibits.


         1. Form of Underwriting Agreement to be entered into by MDU Resources Group, Inc. and Banc of America Securities LLC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 18, 2002



                                        MDU RESOURCES GROUP, INC.


                                        By:  /s/ Vernon A. Raile
                                           -------------------------------------
                                             Vernon A. Raile
                                             Vice President, Controller and
                                             Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit Number                       Description of Exhibit
--------------                       ----------------------

         1. Form of Underwriting Agreement to be entered into by MDU Resources Group, Inc. and Banc of America Securities LLC.